--------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of report (Date of earliest event
                           reported) June 18, 1997
                                     -------------

                 J.P. Morgan Commercial Mortgage Finance Corp.
           ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-4554           13-3789046
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                                60 Wall Street
                          New York, New York  10260
                      -------------------------------
                       (Address of Principal Executive
                            Offices and Zip Code)

      Registrant's telephone number, including area code (212) 648-3636
                                                         --------------

--------------------------------------------------------------------------

Item 5.   Other Events
----      ------------

Filing of Marketing Materials.
-----------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1997-SPTL-C1.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1997-SPTL-C1, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Dabney/Resnick/Imperial as underwriters of the Class A1, Class A2, Class B, Class C, Class D and Class X Certificates (together, the "Underwriters"), have prepared certain materials (the "Marketing Materials") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans, it did not participate in the preparation of the Marketing Materials. Such Marketing Materials were furnished to investors solely by the Underwriters and not by the Company or any of its affiliates. J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Dabney/Resnick/Imperial are acting as underwriters and not as agents for the Company or its affiliates in connection with the transaction. The Marketing Materials attached hereto as Exhibit 99 are filed on Form SE dated June 20.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(c)  Exhibits.

     The exhibit number corresponds with Item 601(b) of Regulation S-K.

     Exhibit No.              Description
     -----------              -----------

         99              Marketing Materials.
                         filed on Form SE dated June 20, 1997.


                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           J.P. MORGAN COMMERCIAL MORTGAGE
                             FINANCE CORP.



                           By:  /s/ Leonard Van Drunen
                               ------------------------
                               Name:  Leonard Van Drunen
                               Title: Vice President


Dated:  June 20, 1997


                                Exhibit Index
                                -------------

Exhibit                                                                  Page
-------                                                                  ----

99.  Marketing Materials filed on Form SE
     dated June 20, 1997.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           J.P. MORGAN COMMERCIAL MORTGAGE
                             FINANCE CORP.



                           By:
                               -------------------------
                               Name:  Leonard Van Drunen
                               Title: Vice President


Dated:  June 20, 1997